Exhibit 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Concurrently with the Quarterly Report on Form 10-Q (the “Report”) for the period ending June 30, 2002 as filed by LookSmart, Ltd. (the “Company”) with the Securities and Exchange Commission on the date hereof, each of the undersigned, Evan Thornley, Chief Executive Officer of the Company, and Dianne Dubois, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ EVAN THORNLEY
Evan Thornley Chief Executive Officer August 14, 2002

/s/ DIANNE DUBOIS
Dianne Dubois Chief Financial Officer August 14, 2002